SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 15, 1996

                 Date of Earliest Event Report: November 5, 1996


                              Interim Services Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdictions of incorporation or organization)


                                     0-23198
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                            (Commission File Number)

                                   36-3536544
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                      (I.R.S. Employer Identification No.)


           2050 Spectrum Boulevard, Ft. Lauderdale, Florida 33309-3008
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          (Address of principal executive offices, including zip code)

                                 (305) 938-7710
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              (Registrant's telephone number, including area code)
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ITEM 5: OTHER EVENTS

     Interim Services Inc., a Delaware corporation, recently completed the acquisition of two European staffing companies, Allround and Interplan, both of which are based in The Netherlands. The Allround group consists of Allround Data B.V., Allround Uitzendburo B.V., Allround Industrie B.V., and Allround Registratie B.V. Interplan includes Interplan Uitzendbureau voor Kantoorpersoneel B.V. and Interplan Uitzendbureau voor Technisch & Industrieel Personeel B.V. The acquiried companies had combined 1995 revenues of $15,000,000.00.

     The Allround companies, the first of which was founded in 1985, have offices located in Ede, Arnhem, Apeldoorn and Wageningen. The Interplan companies, founded in 1984, have offices located in Drachten and Leeuwarden. Both Allround and Interplan specialize in administrative, clerical and light industrial flexible staffing.

     The co-founders of Allround will remain in executive management roles. Martin van Vlokhoven will act as president, and Dick Janssen wil serve as chief financial officer. It is intended that the acquired companies will change to the Interim name within six months.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERIM SERVICES INC.
                                         (Registrant)

                                         By: /s/ John B. Smith
Dated: November 15, 1996                     -----------------------------------
                                             John B. Smith, Esq.
                                             Senior Vice President and
                                             General Counsel